CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer of The Gabelli Convertible and Income Securities Fund Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: September 7, 2004    /s/ BRUCE N. ALPERT
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                           Bruce N. Alpert, Principal Executive Officer and
                           Principal Financial Officer